SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SECURE COMPUTING CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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SECURE COMPUTING CORPORATION

4810 Harwood Road

San Jose, California 95124

(408) 979-6100

Dear Secure Computing Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California 95030, at 10:00 a.m., local time, on Wednesday, May 17, 2006.

The Notice of Annual Meeting of Stockholders and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about Secure Computing.

We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please vote by telephone, by Internet or by signing, dating and returning the enclosed proxy card as promptly as possible in the enclosed envelope, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.

On behalf of the Board of Directors, we would like to thank you for your continued interest in Secure Computing. We look forward to seeing you at the Annual Meeting.

Sincerely,

John McNulty
President, Chief Executive Officer and Chairman of the Board

March 31, 2006

SECURE COMPUTING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2006

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Secure Computing Corporation, a Delaware corporation (the “Company”), will be held at the Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California 95030, at 10:00 a.m., local time, on Wednesday, May 17, 2006 for the following purposes:

1.	To elect three directors of the Company to serve for a three year term that expires upon the Annual Meeting of Stockholders in 2009, or until their successors are duly elected;

2.	To amend our 2002 Stock Incentive Plan to increase the number of shares available for issuance by 1,500,000 shares;

3.	To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2006; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record of our common stock at the close of business on March 21, 2006, the Record Date, are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by proxy either by phone, by Internet or by signing and returning the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. See the instructions on the Proxy Card for your voting options. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

Mary K. Budge

Secretary

San Jose, California

March 31, 2006

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY PHONE, BY INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

SECURE COMPUTING CORPORATION

PROXY STATEMENT

FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Secure Computing Corporation, a Delaware corporation, for use at our Annual Meeting of Stockholders to be held on Wednesday, May 17, 2006, at 10:00 a.m., Pacific Daylight Time, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California 95030. Our headquarters are located at 4810 Harwood Road, San Jose, California 95124, and our telephone number at that location is (408) 979-6100.

These proxy solicitation materials were mailed on or about March 31, 2006, together with our 2005 Annual Report on Form 10-K, to all stockholders entitled to vote at the Annual Meeting.

In this Proxy Statement, “Secure Computing”, “Company”, “registrant”, “we”, “us”, and “our” refer to Secure Computing Corporation.

Record Date

Stockholders of record at the close of business on March 21, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were (i) 53,910,253 shares of our common stock outstanding and entitled to vote, held by approximately 4055 stockholders of record, and (ii) 70,000,000 shares of Series A preferred stock outstanding and entitled to vote on an as-converted basis, held by Warburg Pincus Private Equity IX, L.P.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting at the Annual Meeting

On all matters to be presented at the Annual Meeting, each holder of record of common stock will be entitled to one vote for each common share held as of March 21, 2006. In addition, on all matters to be voted upon at the Annual Meeting, each holder of record of Series A preferred stock will be entitled to a number of votes per share of Series A preferred stock as such holder would have been entitled to receive in the event each such share of Series A preferred stock held as of March 21, 2006 had been converted into common stock in accordance with applicable conversion rights. Each holder of Series A preferred stock will be entitled to .07471 votes per share of Series A preferred stock, for an aggregate of 5,229,611 votes eligible to be cast by all holders of Series A preferred stock, which represents 8.8% of the shares of Secure Computing that are entitled to vote at the Annual Meeting. Notwithstanding the foregoing, the conversion price used to determine the number of shares of common stock as which one share of Series A preferred stock may be voted on an as-converted basis shall not be adjusted as a result of antidilution adjustments below $12.18. The required quorum for the transaction of business at the Annual Meeting is a majority of votes eligible to be cast by the holders of shares of common stock issued and outstanding and the holders of shares of Series A preferred stock, on an as-converted basis, issued and outstanding as of the close of business on March 21, 2006. A plurality of the votes of the outstanding shares of common stock present or represented by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve Proposals Two through Three.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on any of the proposals. Under the General Corporation Law of the State of Delaware, the state where we are incorporated, an abstaining vote is not deemed to be a “vote cast.” A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proxies

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of Secure Computing bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by our Secretary prior to the taking of the vote at the Annual Meeting.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers, and employees of Secure Computing may also solicit proxies in person or by telephone, e-mail, letter or facsimile. Such directors, officers, and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Procedure for Submitting Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy materials for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. In order to be included in our proxy materials for the next annual meeting, stockholder proposals must be received by us no later than December 5, 2006, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board of Directors currently consists of eight persons, divided into three classes serving staggered terms of office, and one Series A board seat. Currently there are three directors of Class I (Robert J. Frankenberg, John McNulty and James Jordan) whose terms expire at the Annual Meeting, two directors of Class II (Steven M. Puricelli, Richard L. Scott) whose terms expire at the 2007 Annual Meeting, and two directors of Class III (Eric P. Rundquist and Alexander Zakupowsky, Jr.) whose terms expire at the 2008 Annual Meeting. In addition, for so long as Warburg Pincus Private Equity IX, L.P. and its affiliates (collectively, “Warburg Pincus”) own at least 50% of the shares of Series A preferred stock issued to Warburg Pincus pursuant to the Securities Purchase Agreement dated as of August 17, 2005 by and among Secure Computing and Warburg Pincus, the holders of the Series A preferred stock will have the right, voting as a separate class, to appoint one member to our Board of Directors to serve as a Series A director. Warburg Pincus nominated and elected Cary J. Davis to the Series A board seat at a Series A stockholder meeting held on January 12, 2006. Cary J. Davis will serve until his successor is elected.

Three Class I directors are to be elected at the Annual Meeting. The Class I directors elected at the Annual Meeting will serve for a three-year term, until the Annual Meeting of Stockholders in 2009, or until their successors have been duly elected and qualified. The Nominating and Corporate Governance Committee has recommended to the Board of Directors that Messrs. Frankenberg, McNulty, and Jordan be nominated as the Class I directors to be elected at the Annual Meeting.

Directors and Nominees for Director

The following table sets forth the name, age, and certain other information regarding the nominees for director.

Name	Age	Principal Occupation
Robert J. Frankenberg	58	Chairman and Chief Executive Officer, Kinzan, Inc.
John McNulty	59	Chairman, President and Chief Executive Officer
James Jordan	66	Private Investor

ROBERT J. FRANKENBERG has been a director of Secure Computing since December 1996. Mr. Frankenberg chairs the board of Kinzan, Inc., and is its CEO. Prior to Kinzan, Mr. Frankenberg was the chairman and CEO of Encanto Networks. From April 1994 to August 1996, he was President, Chief Executive Officer, and a director of Novell, Inc. Mr. Frankenberg was also Chairman of the Board of Novell, Inc. from August 1994 to August 1996. From June 1969 to April 1994 Mr. Frankenberg held various development, marketing, and general management positions at Hewlett Packard, including his last assignment from January 1991 to April 1994 as the Personal Information Products Group VP and General Manager. Mr. Frankenberg currently serves as a director on the boards of Electroglas, Inc., Nuance, Inc., and National Semiconductor Corporation.

JOHN E. MCNULTY, is our President, Chairman and Chief Executive Officer. Mr. McNulty first joined us as President and Chief Operating Officer in May 1999, and assumed the positions of Chairman of the Board and Chief Executive Officer in July 1999. Mr. McNulty reassumed the President position in December, 2004. From 1997 until joining us, he served as Senior Vice President of Sales, Services, and Business Development at Genesys Telecommunications Laboratories, a leading independent software company in the computer telephony integration environment. Mr. McNulty was also previously with Intel Corporation, the world’s leading semiconductor manufacturer, where he held a number of positions, including Director of Marketing and Business Development for the Enterprise Server Group, which he launched.

JAMES F. JORDAN has been a director of Secure Computing since May 2000. Mr. Jordan has been a private investor since 1995. Mr. Jordan has served as CEO and President of Kalpana and Telebit. Prior to that he was Executive Vice President of Ungermann-Bass.

Our remaining directors as of the date of this Proxy Statement, and certain information about them as of the Record Date, are set forth below:

CARY J. DAVIS has been a director of Secure Computing since January 2006. Mr. Davis is a Managing Director of Warburg Pincus. Mr. Davis joined Warburg Pincus in 1994 and leads the firm’s investments in the infrastructure software sector. Prior to joining Warburg Pincus, he was executive assistant to Michael Dell at Dell Computer and a consultant at McKinsey & Company.

STEPHEN M. PURICELLI has been a director of Secure Computing since February 1990. Mr. Puricelli has been a private investor since 2001. Prior to that he was a General Partner of Costine Associates, L.P., which is the general partner of Corporate Venture Partners. Corporate Venture Partners was a venture capital fund headquartered in Ithaca, New York.

ERIC P. RUNDQUIST has been a director of Secure Computing since August 1996 and prior to its acquisition by us was a director of Enigma Logic, Inc. from 1994 to August 1996. Mr. Rundquist is the former President and Chief Executive Officer of Eric Thomas, Inc., a firm that assists medium to large corporations in managing their federal and state income, sales and property tax matters.

RICHARD L. SCOTT has been a director of Secure Computing since January 2006, and prior to its acquisition by us was a director of CyberGuard Corporation from April 2004 to January 2006 and from February 2001 through March 2003. Mr. Scott has been a private investor since 1997. Mr. Scott was the founder, Chairman and Chief Executive Officer of Columbia/HCA Healthcare Corporation, now called HCA, Inc.

ALEXANDER ZAKUPOWSKY, JR. has been a director of Secure Computing since October 1998. Mr. Zakupowsky is a partner in the law firm of Winston & Strawn. He has been with that law firm since March 2006, and previously was a member of the law firm of Miller & Chevalier from 1984 through February 2006.

None of the directors are related to any other director or to any executive officer.

CORPORATE GOVERNANCE OF THE COMPANY

Meetings of the Board of Directors and Committees of the Board

Members of the Board of Directors are kept informed regarding the Company’s business through discussions with the Chairman and Chief Executive Officer and Chief Financial Officer, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

During fiscal 2005, the Board of Directors held 12 meetings (including regularly scheduled and special meetings), the Audit Committee met five times, the Compensation Committee met six times and the Nominating and Corporate Governance Committee met twice. All of the incumbent directors attended 75% or more of the meetings of the Board of Directors and committees, if any, upon which such directors served. Certain matters were approved by the Board of Directors by unanimous written consent.

Business Conduct and Corporate Governance

The Board of Directors has formally adopted the Company’s Business Code of Conduct and Ethics which applies to all of our employees, officers and directors. Our Board of Directors has also formally adopted a separate Code of Ethics for Finance, which applies to our Chief Executive Officer and President, Chief Financial Officer, Vice President of Finance, Controller, and all other financial and accounting employees. Copies of these policies are available on our website at http://www.securecomputing.com.

Committees of the Board of Directors

The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

Audit Committee.    During 2005, our Audit Committee consisted of Messrs. Zakupowsky (Chairman), Rundquist, and Puricelli. The Board has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board of Directors has designated both Alexander Zakupowsky and Eric Rundquist as fulfilling the qualification requirements of an “audit committee financial expert” as set forth in recently adopted SEC regulations. The Audit Committee makes recommendations concerning the selection and appointment of independent auditors, reviews the scope and findings of the completed audit, and reviews the adequacy and effectiveness of our accounting policies and system of internal accounting controls. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which can be found at http://www.securecomputing.com.

Compensation Committee.    During 2005, our Compensation Committee consisted of Messrs. Jordan (Chairman), Frankenberg and Puricelli. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee annually reviews and acts upon the Chief Executive Officer’s compensation package and sets compensation policy for the other employees, as well as acting upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers our Employee Stock Purchase Plan, our 2002 Stock Incentive Plan, our N2H2 Stock Plans, and our CyberGuard Stock Plans. The responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, a copy of which can be found at http://www.securecomputing.com.

Nominating and Corporate Governance Committee.    During 2005, our Nominating and Corporate Governance Committee (the “Nominating Committee”) consisted of Messrs. Stephen Puricelli (Chairman), Jordan and Frankenberg. The Board has determined that all members of the Nominating and Corporate Governance Committee are independent directors under the rules of the Nasdaq Stock Market. Our Nominating Committee advises and makes recommendations to the Board of Directors on all matters concerning the selection of candidates as nominees for election as directors, develops and recommends to the Board of Directors corporate governance guidelines, and provides oversight with respect to corporate governance and ethical conduct. The responsibilities of the Nominating Committee are set forth in the Nominating and Corporate Governance Committee Charter, a copy of which can be found at: http://www.securecomputing.com.

The information below describes the criteria and process that the Nominating Committee uses to evaluate future candidates to the Board of Directors:

Criteria for Nomination to the Board of Directors.    The Nominating Committee will consider the appropriate balance of experience, skills and characteristics required of the Board of Directors, and will seek to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Audit Committee meet the financial literacy requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC. Nominees for director will be selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholders Proposals for Nominees.    The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Procedure for Submitting Stockholder Proposals” above.

Process for Identifying and Evaluating Nominees.    The process for identifying and evaluating nominees to the Board of Directors will be initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board and, if the Nominating Committee deems appropriate, a third-party search firm. These candidates will be evaluated by the Nominating Committee by reviewing the candidates’ biographical information and qualification and checking the candidates’ references, and qualified nominees will be interviewed by at least one member of the Nominating Committee. Serious candidates will meet with all members of the Board, and using the input from such interviews and the information obtained by the Nominating Committee, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that the Board nominate, or elect to fill a vacancy, with one of these final prospective candidates. Candidates recommended by the Nominating Committee will be presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.

The Nominating Committee expects that a similar process will be used to evaluate nominees recommended by stockholders. However, to date, the Company has not received any stockholder’s proposal to nominate a director.

Board Nominees for the 2006 Annual Meeting.    The nominees for this Annual Meeting: Robert J. Frankenberg, John McNulty, and James Jordan were recommended by the Board of Directors in January 2006.

Board of Directors’ Evaluation

On an annual basis, the Board of Directors conduct an evaluation of the Chairman of the Board, an evaluation of the Board of Directors, and a self-evaluation of the Board’s performance during the year. The collective ratings and comments of the Directors are compiled and presented by the Chairman of the Board for discussion, for the assessment of progress in the areas targeted for improvement from the previous year, and for the development of recommendations to enhance the Board’s effectiveness over the next year.

Compensation Committee Interlocks and Insider Participation

During 2005, none of our executive officers served on the board of directors or compensation committee of another company that had an executive officer serve on our Board of Directors or our Compensation Committee.

How to Contact the Board of Directors

Interested parties wishing to contact the non-management directors of Secure Computing may do so by sending an email to board@securecomputing.com, or by writing to them at the following address: Corporate Secretary, 4810 Harwood Road, San Jose, CA 95124. All emails and letters received by either of these two methods will be categorized and processed by Secure Computing’s corporate secretary, and then forwarded to Secure Computing’s non-management directors.

The Company does not have a policy with regard to directors’ attendance at our annual meetings of stockholders. One director attended our 2005 Annual Meeting of Stockholders.

Director Compensation

Effective January 2005, on an annual basis each member of the Board of Directors who is not an employee of Secure Computing (an “Outside Director”), following an Annual Meeting of Stockholders, is granted, by virtue of serving as an Outside Director, an option to purchase 15,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant. These stock options vest in quarterly increments and become fully exercisable on the date of the Annual Meeting of Stockholders next following the grant of the option and expire 10 years from the date of grant. Outside Directors who are elected between Annual Meetings are granted an option on terms similar to those awarded at an Annual Meeting of Stockholders, except that the number of shares covered by such option is pro-rated to reflect the number of months that have expired from the date of the prior Annual Meeting. In addition, each Director receives an annual stipend. In 2005, the annual stipend was $35,000. Effective January 2006, in addition to the above compensation, each outside director chair of the Audit, Compensation or Nominating committees will receive an annual retainer of $5,000, and each outside director committee member will receive an additional $3,000 for serving on a committee.

Vote Required

A plurality of votes duly cast at the Annual Meeting will be required to elect each director.

The Board of Directors recommends a vote “For” the election of all nominees for the directors named above.

PROPOSAL TWO

AMENDMENT TO THE 2002 STOCK INCENTIVE PLAN

Proposed Stockholder Action

In June 2002, our Board of Directors adopted the 2002 Stock Option Plan, which was amended and restated as the 2002 Stock Incentive Plan in January 2006 (the “2002 Stock Plan”). As described below, the Board of Directors, subject to stockholder approval, has approved an amendment to the 2002 Stock Plan to increase by 1,500,000 (from 5,000,000 to 6,500,000) the number of shares of common stock available for issuance under the 2002 Stock Plan. A copy of the 2002 Stock Incentive Plan is attached as Appendix A to this Proxy. The purpose of this amendment is to ensure that we have the flexibility to meet our foreseeable future needs for awards to be granted under the 2002 Stock Plan. The stockholders are being asked to approve the additional 1,500,000 shares proposed to be available for future grants under the plan.

Background on Proposal to Increase Number of Shares Available for Grant

As of March 15, 2006, an aggregate of 486,043 shares had been issued under the 2002 Stock Plan and options to purchase 3,941,433 shares were outstanding under the 2002 Stock Plan, leaving 572,524 shares available for stock option or stock award grants under the 2002 Stock Plan. Options outstanding at March 15, 2006 have per share exercise prices ranging from $2.95 to $17.96 or a weighted average per share exercise price of $9.29, and expire 10 years from the date of grant of the option (unless exercised prior to that time). All employees are currently eligible to participate in the 2002 Stock Plan. Stockholder approval of the proposed increase in the number of shares under the 2002 Stock Plan is also necessary to provide for compensation of non-employee directors who receive stock option grants for their service. If stockholders approve the amendment to the 2002 Stock Plan, an aggregate of 2,072,524 shares of common stock would be available for future stock option and stock award grants under the 2002 Stock Plan. If the stockholders do not approve the amendment, then the plan will not be amended at this time.

As of March 15, 2006, the total number of options outstanding under all of Secure Computing’s stock plans, including those in the 2002 Stock Plan, were 11,984,552. Secure Computing has 675,433 shares available for future grant from all its plans, excluding the CyberGuard plans. Options outstanding at March 15, 2006 under all of Secure Computing’s stock plans have per share exercise prices ranging from $1.13 to $255.28 or a weighted average per share exercise price of $10.34, and a weighted average remaining contractual life of 6.3 years (unless exercised or cancelled prior to that time).

Description of the 2002 Stock Option Plan

The following description of the 2002 Stock Plan is only a summary and is qualified by reference to the complete text of the 2002 Stock Plan.

Purpose

The purpose of the 2002 Stock Plan is to motivate and retain key personnel to produce a superior return to our stockholders by offering such personnel an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate financial performance. As an Internet security software company, competition to attract and retain employees with our competitors is intense. Therefore, competitive compensation arrangements including maintaining an adequate pool of stock options and stock awards to attract and retain employees and directors is essential for our success. Under the 2002 Stock Plan Secure Computing may grant stock options, restricted stock, restricted stock units, stock appreciation rights and other similar types of stock awards pursuant to which the recipient is not required to make any payment to Secure Computing upon issuance of the shares underlying the stock award, such as phantom stock rights.

Administration

The compensation committee of the Secure Computing board of directors currently serves as the committee that administers the 2002 Stock Plan, of which all three members are “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Code. Subject to the provisions of the 2002 Stock Plan, the committee has the power to make awards under the 2002 Stock Plan, to determine when and to whom awards will be granted and to determine the terms of individual awards, including the number of shares subject to awards, the exercise or purchase price, if any, of awards and the time or times when awards may vest, be exercised or settled or become nonforfeitable. The committee has the authority to interpret the 2002 Stock Plan and any award or agreement made under the 2002 Stock Plan, and to make all other determinations necessary or advisable for the administration of the 2002 Stock Plan. To the extent permitted by applicable laws, the committee may delegate all or part of its responsibilities under the 2002 Stock Plan to any employee.

Number of Shares and Eligibility

The total number of shares of our common stock reserved for issuance under the 2002 Stock Plan is presently 5,000,000 (6,500,000 as the 2002 Stock Plan is proposed to be amended), subject to adjustment for future stock splits, stock dividends, and similar changes in capitalization. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with awards granted to such persons, the 2002 Stock Plan provides that no participant may presently receive, in any one calendar year, any combination of stock options and stock awards relating to more than 750,000 shares of common stock in the aggregate under the 2002 Stock Plan (the “162(m) Share Limit”).

Shares that are subject to awards that expire or become unexercisable without having been exercised in full or without the shares subject thereto having been issued in full will continue to be available for issuance under the 2002 Stock Plan. Shares that are not delivered to a holder in consideration for payment of applicable tax withholding will continue to be available for issuance under the 2002 Stock Plan. Shares that are actually issued under the 2002 Stock Plan even if forfeited or repurchased by Secure Computing will not become available for re-grant under the 2002 Stock Plan.

All of our employees, consultants and directors and all employees, consultants and directors of our affiliates are eligible to receive awards under the 2002 Stock Plan at the discretion of the committee. Incentive stock options may only be granted to employees of us or our affiliates. Nonstatutory options and stock awards may be awarded by the committee to employees and individuals who are not employees but who provide services to us or our affiliates in the capacity of an independent contractor.

The 2002 Stock Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendments by us (with the approval of the committee) unless such amendments are deemed by the committee to be materially adverse to the recipient or consent is required as a matter of law.

Transferability

During the lifetime of a participant to whom an award is granted, only such participant (or such participant’s legal representative) may exercise the award. No award may be sold, assigned, exchanged or otherwise transferred, other than by will or by the laws of descent and distribution or to a designated beneficiary upon death. Notwithstanding the foregoing, a nonstatutory option may be transferred by gift to immediate family members of the participant or to a trust in which nonstatutory options are to be passed to a beneficiary of the participant upon the death of a participant or pursuant to a qualified domestic relations order as defined in the Code.

Type of Awards

Stock Options

Options may be granted to recipients at such exercise prices as the committee may determine; provided that the exercise price of an option may not be less than 50% of the fair market value of the shares of common stock subject to the option as of the date the option is granted. Secure Computing may not reprice or otherwise reduce the exercise price of outstanding options granted under the 2002 Stock Plan (other than in connection with certain corporate transactions such as stock splits, stock dividends or similar transactions) without the approval of Secure Computing’s stockholders. Stock options may be granted and exercised at such times as the committee may determine, except that, unless applicable federal tax laws are modified, (1) no incentive stock option may be granted with an exercise price of less than the fair market value of the shares of common stock subject to the option, (2) no incentive stock option may be granted more than 10 years after the effective date of the 2002 Stock Plan, (3) an incentive and nonstatutory stock option shall not be exercisable more than 10 years after the date of grant, (4) the aggregate fair market value of the shares of our common stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 (measured as of the date of the grant) under the 2002 Stock Plan or any other plan and (5) no option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an exercise price less than fair market value of the shares of common stock subject to the option on the date of grant of the option. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of Secure Computing stock.

The purchase price payable upon exercise of options may be payable by cash, check, wire transfer, cancellation of indebtedness or by delivering stock already owned by the participant (where the fair market value of the shares of common stock withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of such methods of consideration, unless otherwise provided in the applicable award agreement. To the extent permitted by law, a participant may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

Generally, unless otherwise provided in the option agreement, if an optionee’s services to Secure Computing as an employee, consultant or director terminate other than for death or disability or for cause, vested options will remain exercisable for a period of three months following the optionee’s termination, or if earlier, until the expiration of the term of the option. If an optionee’s services to Secure Computing as an employee, consultant or director terminate for cause (as defined in the 2002 Stock Plan), all options will immediately terminate as of the date of termination. Unless otherwise provided for in the option agreement, if an optionee becomes disabled or dies while an employee, consultant or director of Secure Computing, vested options will remain exercisable for a period of one year following the optionee’s death or disability, or if earlier, until the expiration of the term of the option.

Stock Awards

Stock awards may be stock grants, stock units, stock appreciation rights or other similar stock awards (including stock awards having an exercise or purchase price that is less than the fair market value of the common stock as of the date of grant of the award, such as phantom stock rights). Stock grants are awards of a specific number of shares of our common stock. Stock units represent a promise to deliver shares of our common stock, or an amount of cash or property equal to the value of the underlying shares, at a future date. Stock appreciation rights are rights to receive cash and/or shares of our common stock based on a change in the fair market value of a specific number of shares of our common stock. Each stock award is evidenced by a stock award agreement between Secure Computing and the participant. The 2002 Stock Plan allows the committee broad discretion to determine the terms of individual awards, including the number of shares that a participant will be entitled to purchase or receive and the price (if any) to be paid by the recipient in connection with the issuance of the shares. Each stock award agreement will contain provisions regarding (1) the number of shares subject to a stock award or a formula for determining the number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the qualifying performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (4) the terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the committee, (5) restrictions on the transferability of the stock award, and (6) such further terms and conditions, in each case not inconsistent with the 2002 Stock Plan, as may be determined from time to time by the committee. Shares may be granted under the 2002 Stock Plan as stock awards without requiring the participant to pay Secure Computing an amount equal to the fair market value of Secure Computing common stock as of the award grant date in order to acquire the award shares. Secure Computing may make the issuance or vesting of stock awards contingent on the attainment of performance objectives in order for them to qualify as performance-based compensation under Section 162(m) of the Code.

Acceleration Of Awards, Lapse Of Restrictions

The committee may accelerate vesting requirements and the expiration of the applicable term or restrictions upon such terms and conditions as are set forth in the participant’s award agreement, or otherwise in the committee’s discretion, which may include, without limitation, acceleration resulting from a change in control, fundamental change, a recapitalization, a change in our accounting practices, a change in the participant’s title or employment responsibilities, or the participant’s death, disability or retirement.

Duration, Adjustments, Modifications, Termination

The 2002 Stock Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 2002 Stock Plan is terminated as described below.

In the event of a recapitalization, reclassification, stock dividend, stock split, stock combination or other similar change to the capital structure of Secure Computing without receipt of consideration by Secure Computing, the Board of Directors has the discretion to adjust the number and type of shares of common stock available for awards, the number and type of awards that may be granted to any individual, including the 162(m) Share Limit, the number and type of shares of common stock subject to outstanding awards and the exercise, purchase or repurchase price of outstanding awards.

Under the 2002 Stock Plan, upon the occurrence of a merger or other fundamental change or event (as such terms are defined in the 2002 Stock Plan), the committee administering the 2002 Stock Plan may provide for the assumption or substitution of outstanding awards, accelerate the vesting and termination of restrictions of outstanding awards, cancel outstanding awards in exchange for cash payments to the recipients and arrange for any repurchase rights with respect to outstanding award shares to apply to substituted shares or terminate repurchase rights on outstanding award shares.

The 2002 Stock Plan also gives the Secure Computing board of directors the right to terminate, suspend or amend the 2002 Stock Plan, except that amendments to the 2002 Stock Plan are subject to stockholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation. In addition, no amendment may be made that would reduce the exercise price of outstanding options without the consent of the stockholders.

Summary of Federal Tax Considerations

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE 2002 STOCK PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF THE GRANT OF RESTRICTED STOCK.

Incentive Stock Options

The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that alternative minimum tax income exceeds “regular” federal income tax for the year (computed without regard to certain credits and special taxes).

If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain (or loss) upon sale of the shares will be a long-term capital gain (or loss). If the holding periods are not satisfied (referred to as a “disqualifying disposition”), then: (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Secure Computing is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m)).

Non-Statutory Stock Options

An optionee does not recognize any taxable income at the time a nonstatutory stock option is granted. Upon the exercise of a nonstatutory option with respect to vested shares, the optionee has taxable ordinary income (and unless limited by Section 162(m) of the Code, Secure Computing is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Any taxable income recognized in connection with an option exercise by an employee of Secure Computing is subject to tax withholding by Secure Computing. Upon a disposition of stock acquired upon exercise of a nonstatutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long the stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. Secure Computing may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the committee; special tax rules may apply on a transfer.

In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if Secure Computing common stock is used to pay all or part of the option price, and different rules than those described above will apply if invested shares are purchased on exercise of the option.

Stock Awards

Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, shares issued under a restricted stock award are subject to a “substantial risk of forfeiture” within the meaning of

Section 83 of the Code to the extent the shares will be forfeited in the event that the participant ceases to provide services to Secure Computing and are nontransferable. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time the award shares are issued. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the share issuance date) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of such issuance, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by Secure Computing. Unless limited by Section 162(m) of the Code, Secure Computing is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF MAJOR INCOME TAX CONSEQUENCES TO PARTICIPANTS AND SECURE COMPUTING OF THE GRANT AND EXERCISE OF OPTIONS AND STOCK AWARDS UNDER THE 2002 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S OR CONSULTANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

Section 162(m) limitations

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to certain executive officers (our chief executive officer and our other four most highly compensated officers). Certain performance-based compensation is specifically exempt from this deduction limit if it otherwise meets the requirements of Section 162(m) of the Code. Stock options and other stock awards pursuant to which the recipient’s compensation is based solely on the appreciation of the value of the underlying shares from the date of grant until the date of the income recognition event may qualify as performance-based compensation if the company satisfies certain requirements in connection with the plan under which the awards are granted. Specifically, the plan must be stockholder-approved and must contain a limit on the number of shares that may be granted to any one individual under the plan during a specified period. Accordingly, the 2002 Stock Plan provides that no employee may be granted more than 750,000 shares subject to stock options and stock awards in any fiscal year.

Additional requirements apply to certain forms of compensation, such as stock awards, in order for them to qualify as performance-based compensation, including a requirement that payment of the value of the awards be contingent upon achievement of performance goals that are established in a manner specified under Section 162(m) of the Code. The 2002 Stock Plan permits Secure Computing to issue awards incorporating performance objectives and provides that these performance objectives called “qualifying performance criteria” may be based upon: (1) cash flow, (2) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (3) earnings per share, (4) growth in earnings or earnings per share; (5) stock price, (6) return on equity or average stockholders’ equity, (7) total stockholder return, (8) return on capital, (9) return on assets or net assets, (10) return on investment, (11) revenue, (12) income or net income, (13) operating income or net operating income, (14) operating profit or net operating profit, (15) operating margin, (16) return on operating revenue, (17) market share, (18) contract awards or backlog, (19) overhead or other expense reduction, (20) growth in stockholder value relative to the moving average of the S&P 500 Index or Secure Computing’s peer group index, (21) credit rating, (22) strategic plan development and implementation, (23) improvement in workforce diversity, and (24) such other similar criteria as may be determined by the administrator. To the extent that the administrator determines that an award will be granted subject to Qualifying Performance Criteria, such criteria will be specified with respect to a particular award by our compensation committee in a manner designed to comply with Section 162(m). These criteria may be applied to Secure Computing as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the administrator in the award agreement. Secure Computing will generally attempt to qualify awards under the 2002 Stock Plan as performance-based compensation so as to meet the standards of Section 162(m), but may not do so in every instance.

Withholding

The 2002 Stock Plan permits us to withhold from exercises or stock issuances an amount sufficient to cover any required withholding taxes. If permitted by the committee, in lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares of common stock to be delivered to such participant or by delivery of shares of common stock already owned by the participant.

Accounting Treatment

Beginning with the first quarter of fiscal 2006, Secure Computing will generally be required to recognize compensation expense in an amount equal to the fair value on the date of grant of all stock options under the 2002 Stock Plan. The fair value of an option will be based on the number of shares subject to the option. Secure Computing will use either Black-Scholes or a binomial valuation model to measure fair value of option grants.

In addition, Secure Computing will be required to recognize compensation expense for stock awards granted under the 2002 Stock Plan. In general, the expense associated with each stock award will be recognized over the requisite employee service period, generally the vesting period.

Plan Benefits

The following table shows the number of shares of common stock issuable upon exercise of options granted to the Named Executive Officers and named groups under the 2002 Stock Plan during the fiscal year ended December 31, 2005:

Name and Position	Number of Shares(1)
John McNulty, Chairman, President and Chief Executive Officer	162,000
Timothy Steinkopf, Senior Vice President of Operations, Chief Financial Officer	100,000
Vince Schiavo, Senior Vice President, Worldwide Sales	90,000
Michael Gallagher, Senior Vice President, Product Development	90,000
Mary Budge, Senior Vice President, Secretary and General Counsel	50,000
Executive Group	492,000
Outside Director Group	45,000
Non-Executive Officer Employee Group	784,000

(1)	All options granted at fair market value as of the date of grant.

Vote Required And Recommendation

At the Annual Meeting, the stockholders are being asked to approve the addition of 1,500,000 shares available for grant under the 2002 Stock Plan. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the adoption of the this proposal.

THE SECURE COMPUTING BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2002 STOCK PLAN DESCRIBED ABOVE BY 1,500,000.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2006 and recommends that the stockholders vote for ratification of such appointment.

Ernst & Young LLP has audited our financial statements since 1991. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

Vote Required

Ratification of the appointment of Ernst & Young LLP as our independent auditors will require the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock, as of the Record Date, unless otherwise noted below, by each of our directors, by each executive officer named in the Summary Compensation Table herein, by all directors and current executive officers as a group, and by each stockholder who is known by us to own beneficially more than 5% of our outstanding common stock.

Name and Address of Beneficial Owners	Note	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Directors and Named Executive Officers:	(1)
Mary Budge	(2)	133,757	*
Cary Davis	(3)	6,229,611	14.0%
Robert J. Frankenberg	(4)	162,458	*
Michael Gallagher	(5)	250,674	*
James Jordan	(6)	206,000	*
John McNulty	(7)	1,435,673	2.2%
Stephen M. Puricelli	(8)	108,156	*
Eric P. Rundquist	(9)	286,734	*
Vincent Schiavo	(10)	351,560	*
Richard Scott	(11)	4,097,809	6.5%
Timothy Steinkopf	(12)	373,367	*
Alexander Zakupowsky	(13)	127,333	*
All directors and current executive officers as a group (12 persons)		13,763,132	21.9%

Other Beneficial Owners:
Warburg Pincus Private Equity IX, L.P.	(14)	6,229,611	14.0%

*	Less than 1%
(1)	Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares of common stock.
(2)	Represents 26,000 shares of restricted stock and 107,757 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(3)	Mr. Davis, a director of the Company, is a general partner of Warburg Pincus & Co. (“WP”) and managing director and member of Warburg Pincus LLC (“WP LLC”). The stockholder is Warburg Pincus Private Equity IX, L.P. (“WP IX”). Warburg Pincus IX, LLC (“WP IX LLC”), an indirect subsidiary of WP, is the sole general partner of WP IX. WP IX is managed by Warburg Pincus LLC (“WP LLC”). All shares indicated as owned by Mr. Davis are included because of his affiliation with the Warburg Pincus entities. Mr. Davis disclaims beneficial ownership of all shares held by the Warburg Pincus entities. Charles R. Kaye and Joseph P. Landy are Managing General Partners of WP and Managing Members of WP LLC and may be deemed to control the Warburg Pincus entities. Messrs. Kaye and Landy disclaim beneficial ownership of all shares held by the Warburg Pincus entities. Includes 5,229,611 shares of common stock issuable upon conversion of shares of Series A preferred stock held by the Warburg Pincus entities, as well as 1,000,000 shares of common stock issuable upon exercise of a warrant held by the Warburg Pincus entities.
(4)	Represents 162,458 shares of common stock covered by options that are exercisable within 60 days of the Record date.
(5)	Represents 32,000 shares of restricted stock and 218,674 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(6)	Represents 100,000 shares owned personally by Mr. Jordan, and 106,000 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(7)	Represents 195,300 shares owned personally by Mr. McNulty, 62,500 shares of restricted stock and 1,177,873 shares of common stock covered by options that are exercisable within 60 days of the Record Date.

(8)	Represents 24,656 share owned personally by Mr. Puricelli, and 83,500 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(9)	Represents 112,453 shares owned personally by Mr. Rundquist, and 174,281 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(10)	Represents 32,000 shares of restricted stock and 319,560 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(11)	Represents 4,097,809 shares owned personally by Mr. Scott.
(12)	Represents 5,178 shares owned personally by Mr. Steinkopf, 36,000 shares of restricted stock and 332,189 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(13)	Represents 13,000 shares owned personally by Mr. Zakupowsky, and 114,333 shares of common stock covered by options that are exercisable within 60 days of the Record Date.
(14)	The stockholder is Warburg Pincus Private Equity IX, L.P. (“WP IX”). Warburg Pincus IX, LLC (“WP IX LLC”), an indirect subsidiary of Warburg Pincus & Co. (“WP”), is the sole general partner of WP IX. WP IX is managed by Warburg Pincus LLC (“WP LLC”). The address of the Warburg Pincus entities is 466 Lexington Avenue, New York, New York 10017. Includes 5,229,611 shares of common stock issuable upon conversion of shares of Series A preferred stock held by the Warburg Pincus entities, as well as 1,000,000 shares of common stock issuable upon exercise of warrants held by the Warburg Pincus entities. In connection with the investment by Warburg Pincus, we agreed that for so long as the Warburg Pincus entities continue to own at least 50% of the shares of Series A preferred stock issued to the Warburg Pincus entities in connection with the private placement transaction (including as owned and outstanding the shares of common stock issuable upon conversion of the Series A preferred stock and exercise of the warrant to purchase common stock), the Warburg Pincus entities will be permitted to designate for election one individual to our board of directors. Cary Davis, a managing director and member of WP LLC, has served as a director of Secure Computing Corporation since January 12, 2006 pursuant to such designation. In addition, for so long as the Warburg Pincus entities have the right to designate a member of our board of directors, they shall also have the right to have one observer attended meetings of the board of directors.

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth the total compensation of the Chief Executive Officer and each of the other most highly compensated executive officers (the “Named Executive Officers”) during the last three completed fiscal years ended December 31, 2003, 2004, and 2005.

	Note	Fiscal Year	Annual Compensation		Long-Term Compensation Number of Securities Underlying Options (#)	All Other Compensation
Name and Principal Position			Salary	Bonus (1)
John McNulty	(2)	2005	$377,499	$430,762	162,000	0
Chairman, President, Chief		2004	$348,921	$455,889	164,000	0
Executive Officer		2003	337,050	349,183	—	0

Timothy Steinkopf	(3)	2005	250,604	191,963	100,000	0
Senior Vice President of Operations, Chief Financial Officer		2004	201,294	300,437	81,000	0
		2003	189,900	287,334	41,500	0

Vince Schiavo	(4)	2005	236,083	331,211	90,000	0
Senior Vice President,		2004	219,625	311,318	63,000	0
Worldwide Sales		2003	209,167	291,897	52,000	0

Michael Gallagher	(5)	2005	225,991	175,954	90,000	0
Senior Vice President,		2004	180,767	244,565	63,000	0
Product Development		2003	160,334	74,829	25,000	0

Mary Budge	(6)	2005	198,348	110,368	50,000	0
Senior Vice President,		2004	179,465	67,914	38,000	0
Secretary and General Counsel		2003	171,050	68,065	15,000	0

(1)	In 2005 and 2004 the incentive bonuses were paid quarterly. In 2003, except as noted in Footnote (2), incentive bonuses are paid quarterly to the recipient with the fourth quarter amount paid in the year following the year earned. See “Executive Compensation—Report of the Compensation Committee.”
(2)	Mr. McNulty joined the Company in 1999, was appointed Chief Executive Officer in June 1999 and reassumed the President position in December 2004. In 2003, Mr. McNulty’s incentive bonus was all paid in the year following the year earned.
(3)	Mr. Steinkopf joined the Company in 2000 and was appointed Vice President and Chief Financial Officer in March 2001. He was appointed Senior Vice President in January 2002, and Senior Vice President of Operations in January 2006.
(4)	Mr. Schiavo joined the Company in 2001.
(5)	Mr. Gallagher joined the Company in 1999 and was appointed Senior Vice President in August 2003.
(6)	Ms. Budge joined the company in 1996 as corporate counsel and was appointed Senior Vice President in January 2005.

OPTION GRANTS IN LAST FISCAL YEAR

The following table shows, as to the Named Executive Officers, information concerning stock options granted during the year ended December 31, 2005.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms(1)
Name	Number of Securities Underlying Options Granted (#)(2)(3)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share ($/Share)	Expiration Date	5% ($)	10% ($)
John McNulty	162,000	8.3%	$9.00	1/28/2015	$916,928	$2,323,677

Timothy Steinkopf	100,000	5.1%	9.00	1/28/2015	566,005	1,434,368

Vince Schiavo	90,000	4.6%	9.00	1/28/2015	509,405	1,290,931

Michael Gallagher	90,000	4.6%	9.00	1/28/2015	509,405	1,290,931

Mary Budge	50,000	2.6%	9.00	1/28/2015	283,003	717,184

(1)	The potential realizable value is based on a 10-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the deemed fair value of the Company’s common stock for financial statement presentation purposes on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
(2)	Represents options granted pursuant to the 2002 Stock Incentive Plan at an exercise price equal to the fair market value as determined by the Board of Directors on the date of grant. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee’s cessation of service with the Company.
(3)	Shares with four-year vesting: 25% of grant vests 100% one year from date of grant; remaining 75% vests pro rata monthly over the following three years.

AGGREGATE OPTION

EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, as to the Named Executive Officers, certain information concerning stock options exercised during fiscal 2005 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2005. Also reported are values for unexercised “in-the-money” options, exercise prices of outstanding stock options, and the fair market value of our common stock as of December 31, 2005.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John McNulty	—	$—	1,113,582	247,418	$5,530,842	$764,728
Timothy Steinkopf	23,340	232,933	289,867	154,293	566,046	539,653
Vince Schiavo	—	—	282,853	132,147	408,704	458,907
Michael Gallagher	15,000	132,810	184,359	139,064	378,331	466,735
Mary Budge	7,187	68,786	94,591	71,981	305,385	234,476

(1)	The value of unexercised in-the-money options is based on the closing price of our common stock on December 30, 2005 (the last trading day of fiscal 2005) on the Nasdaq National Market of $12.26 minus the exercise price, multiplied by the number of shares underlying the options.

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole in on part, the Compensation Committee Report, the Audit Committee Report, and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

Report of the Compensation Committee

The responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, a copy of which can be found at: http://www.securecomputing.com. The Compensation Committee of the Board of Directors is responsible for establishing compensation policy and administering the compensation program of our Chief Executive Officer and other executive officers. The Compensation Committee is comprised of three outside directors, as determined by the Board, and each satisfy the independence requirements of the Nasdaq Stock Market and SEC Regulations. The Compensation Committee meets periodically to review executive compensation, the design of compensation programs, stock option programs, and individual salary and awards for the Chief Executive Officer and other executive officers. The purpose of this report is to inform our stockholders of our compensation policies and the rationale for the compensation paid to our Chief Executive Officer and other executive officers in 2005.

Compensation Philosophy

Our compensation program is designed to motivate and reward executives responsible for attaining the financial and strategic objectives essential to our long-term success and continued growth in stockholder value. The compensation program has been designed to provide a competitive level of total compensation and offers incentive opportunities directly linked to our performance and stockholder return. The Compensation Committee believes it is in the best interests of the stockholders to reward executives when our performance objectives are achieved and to provide significantly less compensation when these objectives are not met. Therefore, a significant portion of executive compensation is comprised of “at risk” incentives.

Key objectives of the compensation program are to:

•	Provide a strong, direct link between our financial and strategic goals and executive compensation.

•	Align the financial interest of executives with those of its stockholders through equity-based plans.

•	Motivate executives to achieve operating goals through an emphasis on performance-based compensation.

•	Provide competitive total compensation that recognizes individual performance and that can attract and retain high caliber key executives critical to our long-term success.

To maintain a competitive level of total executive compensation, the Compensation Committee periodically evaluates the compensation packages of competitors. This analysis provides the Compensation Committee with competitive data on the mix of compensation elements and overall compensation levels.

Each year we participate in the Radford Executive Compensation Report survey. Radford is a division of Aon Consulting. The survey results present information reported by 685 companies. The Compensation Committee’s intent is threefold: (1) to benchmark executive compensation against market data from companies similar to ours in size and revenue; (2) to retain high performing executives; and (3) to reward outstanding performance.

Compensation of the Chief Executive Officer

John E. McNulty has served as the Company’s Chief Executive Officer since July 1999, and reassumed the President position since December 2004. His annual base salary for the fiscal year ended December 31, 2005 was

$377,499 which was determined based on the factors described below at the time of his hire. In addition, Mr. McNulty received a cash performance bonus of $430,762 for the fiscal year ended December 31, 2005. For 2006, Mr. McNulty is eligible to participate in our 2002 Stock Plan. Mr. McNulty was granted an option to purchase 162,000 shares of common stock in 2005. The factors discussed below in “Base Salary,” “Annual Incentive Bonus,” and “Stock Options” were considered in establishing the amount of Mr. McNulty’s base salary, cash bonus and stock option grant at the time of his hiring.

Executive Officer Compensation Program

The key components of our executive officer compensation program are base salary, annual incentive bonus and long-term incentives. These elements are described below. In determining compensation, the Compensation Committee considers all elements of an executive’s compensation package.

Base Salary.    The Compensation Committee annually reviews the base salary of the Chief Executive Officer and other executive officers. In determining appropriate salary levels, the Compensation Committee considers individual performance, level of responsibility, scope, and complexity of the position, and internal equity and salary levels for comparable positions at the peer companies. In determining the base salary increase for the Chief Executive Officer, the Compensation Committee also considers strategic planning, team building, and operating results. The Chief Executive Officer, in consultation with the Compensation Committee, annually reviews the base salary of the other executive officers based on the same criteria.

Annual Incentive Bonus.    The purpose of our annual incentive bonus is to provide a direct financial incentive in the form of an annual cash bonus to the executive officers and key managers who achieve performance goals established by the Compensation Committee. The Compensation Committee determines the annual incentive bonus of the Chief Executive Officer. The Chief Executive Officer, in consultation with the Compensation Committee, determines the annual incentive bonus of the other executive officers.

Executives are eligible for target awards under the annual incentive program with maximum payouts ranging from 50% to 100% of base salary, with the possibility of exceeding 100% if certain levels of performance against financial and strategic objectives are attained. The size of the target award is determined by the executive’s position and competitive data for similar positions at peer companies. We set high goals and bonus payouts are tied directly to the individual’s performance against his or her objectives. For 2005, performance was assessed against target measures of team effectiveness, strategic business objectives, and financing goals. In addition, in 2003 the Company instituted a bonus acceleration program based on quarterly financial performance against outlook guidance. In 2005, the blended quarterly acceleration rates yielded a 133.8% incentive bonus award to the Chief Executive Officer totaling $430,762. The Compensation Committee determined that this bonus was appropriate based on achievement of goals.

Stock Options.    Long-term performance incentives are provided to our employees through our 2002 Stock Plan, the N2H2 stock option plans, and the CyberGuard stock option plans. These plans are administered by the Compensation Committee, which is authorized to award stock options to our employees, our non-employee directors, and certain advisors and consultants. At least annually, the Compensation Committee considers whether awards will be made to executive officers. Such awards are based on the scope and complexity of the position, competitive compensation data and the maintenance of our stock at target share prices. The Compensation Committee has broad discretion to select the optionees and to establish the terms and conditions for the grant, vesting, and exercise of each option. We have in the past also granted options under an executive incentive option plan. These types of options are subject to accelerated vesting based on our stock price reaching or exceeding specified target closing price levels and maintaining these levels for 10 consecutive business days prior to specified dates. Notwithstanding, these options will vest in a lump sum five years after the date of grant regardless of our stock price performance. Options granted to executives vest immediately upon the occurrence of an “Event” as defined in the 2002 Stock Plan. Beginning in 2006, we implemented granting restricted stock awards for our Chief Executive Officer and executive officers. These stock awards will vest over a period of four years, with 25% of the total number of shares vesting after one year, and the remaining 75% vesting in quarterly increments thereafter until fully vested and nonforfeitable. In the event of a termination of employment, all of the shares held by the employee which have not vested shall be forfeited to the company as of such date.

Profit Sharing and Retirement Plan.    Our Profit Sharing and Retirement Plan (the “Retirement Plan”) was made effective as of February 1, 1994. The Retirement Plan is intended to be a qualified retirement plan under Section 401 of the Code so that contributions by employees or by us to the Retirement Plan, and income earned thereon, are not taxable to employees until withdrawn from the Retirement Plan (except for contributions under the 401(k) component, which are subject to Social Security withholding); and so that contributions by us, if any, will be deductible when made. The purpose of the Retirement Plan is to enable eligible employees, including executive officers, to save for retirement and to provide incentives to increase corporate financial performance by establishing a direct link between profit sharing contributions to employees and corporate financial performance. It may also provide certain benefits in the event of death, disability, or other termination of employment. The Retirement Plan is for the exclusive benefit of eligible employees and their beneficiaries. There are two components to the Retirement Plan, a 401(k)-type component and a profit sharing component.

Under the 401(k) component, employees may contribute up to maximum amount as set by the Internal Revenue Service, subject to a federally imposed annual maximum which is currently $14,000. We may provide additional matching contributions of up to one dollar for every dollar contributed by that employee in a given year under this component. The plan trustee, at the direction of each participant, invests funds in any of the available investment options. In 2005, the Board approved a match of 50% of the first 3% of employee compensation deferred into the 401(k) plan if quarterly earning targets were met. The Company met 100% of the targets in 2005, thus we made a 50% match on the first 3% of employee compensation deferred into the 401(k) plan for 2005.

Employee Stock Purchase Plan.    Our Purchase Plan was approved by the stockholders at the 1996 Annual Meeting and became effective July 1, 1996. The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in our company through the purchase of its common stock and, thus, to develop a stronger incentive to work for our continued success. The Purchase Plan is an employee stock purchase plan under Section 423 of the Code. The Purchase Plan is administered by the Compensation Committee.

Any of our employees, or, subject to approval by the Board of Directors, any employees of our subsidiaries are eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee is customarily employed at least 20 hours per week. “Purchase Period” means each quarter of our fiscal year.

Any eligible employee may elect to become a participant in the Purchase Plan by authorizing payroll deductions of a specified whole percentage from 1% to 10% of the employee’s gross cash compensation. We currently have approximately 680 employees who are eligible to participate in the Purchase Plan. Amounts withheld under the Purchase Plan will be held by us as part of our general assets until the end of the Purchase Period and will be used to purchase our common stock as of the last day of the Purchase Period at a price equal to 85% of the lesser of the fair market value of a share of common stock on either the first or last day of the Purchase Period. All amounts so withheld will be used to purchase the number of shares of common stock (including fractional shares) that can be purchased with such amount, unless the participant has properly notified us that he or she elects to purchase a lesser number of shares of common stock or to receive the entire amount in cash. If purchases by all participants would exceed the number of shares of common stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares of common stock. Any amount not used to purchase shares of common stock will be refunded to the participant in cash.

Shares of common stock acquired by each participant will be held in a general account maintained for the benefit of all participants. Certificates for the number of whole shares of common stock purchased by a participant will be issued and delivered to him or her only upon the request of such participant or his or her representative.

No more than $25,000 in fair market value (determined on the first day of the respective Purchase Periods) of shares of common stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of Secure Computing and any parent or subsidiary corporation of Secure Computing by any participant in each calendar year.

COMPENSATION COMMITTEE

James F. Jordan, Chairman

Robert Frankenberg

Stephen M. Puricelli

Report of the Audit Committee

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is included in this Proxy as Appendix B, a copy of which also can be found at: http://www.securecomputing.com. The Audit Committee will continually review the Audit Committee Charter in light of new developments and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market, and as set forth under the Securities Exchange Act of 1934, as amended, the rules and regulations adopted thereunder by the SEC.

Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	Reviewed and discussed the audited financial statements with the Company’s management.

•	Discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees.

•	Reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the nonaudit services performed by Ernst & Young LLP are compatible with maintaining their independence.

•	Instructed the independent auditor that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Alexander Zakupowsky Jr., Chairman

Stephen M. Puricelli

Eric P. Rundquist

PERFORMANCE EVALUATION

The graph below compares total cumulative stockholders’ return on the common stock for the period from the close of the Nasdaq Stock Market—U.S. Companies on the date of our initial public offering of our common stock (November 17, 1995) to December 31, 2005, with the total cumulative return on the Computer Index for the Nasdaq Stock Market—U.S. Companies (the “Computer Index”) and the Composite Index for the Nasdaq Stock Market (the “Composite Index”) over the same period. The index level for the graph and table was set to 100 on November 17, 1995 for the common stock, the Computer Index and the Composite Index and assumes the reinvestment of all dividends.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP, an independent registered public accounting firm, has audited the financial statements of the Company since 1991. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

In addition to performing the audit of the Company’s consolidated financial statements, Ernst & Young LLP provided various other services during 2005. These non-audit services were approved by the Audit Committee by unanimous consent in July 2005. The aggregate fees billed for 2005 and 2004 for each of the following categories of services are set forth below:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees(1)	$512,500	$372,300
Audit-Related Fees(2)	3,800	11,500

Total Fees	$516,300	$383,800

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements, audit of our internal controls, review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2)	In 2005 audit-related fees consisted of an accounting research tool fee. Fiscal 2003 audit-related fees consisted primarily of a benefit plan audit.

The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent auditors, provided that the Chairman shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next scheduled meeting.

EMPLOYMENT CONTRACTS, TERMINATION OF

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Employment Agreements

We have employment agreements with each of our named executive officers.

JOHN MCNULTY.    Mr. McNulty entered into a one year employment agreement with us on May 3, 1999, pursuant to which Mr. McNulty served as our President and Chief Operating Officer. Mr. McNulty assumed the positions of Chairman of the Board and Chief Executive Officer on July 1, 1999, and reassumed the position of President in December 2004. The agreement is subject to automatic renewal for successive one year terms. Mr. McNulty’s annual base salary in 2005 was $380,000, subject to upward adjustment by the Board of Directors. Under the terms of the agreement, Mr. McNulty is entitled to a cash performance bonus of up to 100% of annual base salary with respect to each fiscal year, subject to approval by the Board of Directors. This bonus may exceed 100% if certain levels of performance against financial and strategic objectives are attained. In 2005, Mr. McNulty was granted an option to purchase 162,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in monthly increments thereafter until fully vested. In 2006, Mr. McNulty was granted an employee stock award of 62,600 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in quarterly increments thereafter until fully vested. Either party may terminate the agreement; however, if we terminate the employment agreement without cause, Mr. McNulty will be entitled to an amount equal to twelve months of his base salary.

TIMOTHY J. STEINKOPF.    Mr. Steinkopf first joined us as Treasurer and Director of Investor Relations in September 2000. On March 1, 2001, Mr. Steinkopf entered into a one year employment agreement, pursuant to which Mr. Steinkopf served as our Vice President and Chief Financial Officer. He was appointed Senior Vice President and Chief Financial Officer in January 2002, and in January 2006 was promoted to Senior Vice President of Operations and Chief Financial Officer. The agreement is subject to automatic renewal for successive one year terms. Mr. Steinkopf’s 2005 annual base salary was $255,000. Mr. Steinkopf is also eligible to receive an annual cash performance bonus of up to seventy-five percent (75%) of annual base salary, which is subject to acceleration if certain performance goals are met. In 2005, Mr. Steinkopf was granted an option to purchase 100,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in monthly increments thereafter until fully vested. In 2006, Mr. Steinkopf was granted an employee stock award of 36,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in quarterly increments thereafter until fully vested. Either party may terminate the employment agreement; however, if Secure Computing terminates the agreement without cause, Mr. Steinkopf will be entitled to an amount equal to six months of his base salary.

VINCENT M. SCHIAVO.    Mr. Schiavo entered into an employment agreement on April 30, 2001, pursuant to which Mr. Schiavo serves as our Senior Vice President of Worldwide Sales. The agreement is subject to automatic renewal for successive one year terms. Mr. Schiavo’s 2005 annual base salary was $222,500. Mr. Schiavo is also eligible to receive an annual cash performance bonus of up to sixty-five percent (65%) of annual base salary, which is subject to acceleration, if certain performance goals established are met. In 2005, Mr. Schiavo was granted an option to purchase 32,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in monthly increments thereafter until fully vested. In 2006, Mr. Schiavo was granted employee stock award of 32,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in quarterly increments thereafter until fully vested. Either party may terminate his employment at any time. However, if Secure Computing terminates his employment for any reason other than cause or poor performance, Mr. Schiavo will be entitled to an amount equal to six months of his base salary.

MICHAEL J. GALLAGHER.    Mr. Gallagher first joined us as Vice President and General Manager of our Network Security Division in 1999. In August 2003, Mr. Gallagher was appointed to serve as our Senior Vice President of Product Development. Mr. Gallagher’s employment agreement with the Company is subject to automatic renewal for successive one year terms. Mr. Gallagher’s 2005 annual base salary was $230,000. Mr. Gallagher is also eligible to receive an annual cash performance bonus of up to sixty-five percent (65%) of annual base salary, which is subject to acceleration if certain performance goals are met. In 2005, Mr. Gallagher was granted an option to purchase 63,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in monthly increments thereafter until fully vested. In 2006, Mr. Gallagher was granted an employee stock award of 32,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in quarterly increments thereafter until fully vested. Either party may terminate the employment agreement; however, if Secure Computing terminates the agreement without cause, Mr. Gallagher will be entitled to an amount equal to six months of his base salary.

MARY K. BUDGE.    Ms. Budge first joined us as Corporate Counsel in November, 1996, was promoted to Secretary and General Counsel in 1998, and Vice President in 2002. In January 2005, Ms. Budge was appointed Senior Vice President, Secretary and General Counsel. Ms. Budge’s employment agreement with the Company is subject to automatic renewal for successive one year terms. Ms. Budge’s 2005 annual base salary was $200,000. Ms. Budge is also eligible to receive an annual cash performance bonus of up to sixty-five percent (65%) of annual base salary, which is subject to acceleration if certain performance goals are met. In 2005, Ms. Budge was granted an option to purchase 50,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in monthly increments thereafter until fully vested. In 2006, Ms. Budge was granted an employee stock award of 26,000 shares of common stock under our 2002 Stock Plan vesting over a period of four years, with 25% of the total number of options vesting after one year, and the remaining 75% vesting in quarterly increments thereafter until fully vested. Either party may terminate the employment agreement; however, if Secure Computing terminates the agreement without cause, Ms. Budge will be entitled to an amount equal to six months of her base salary.

CERTAIN TRANSACTIONS

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities (“10% Stockholders”) to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports on change in ownership on Form 4 or Form 5. Such directors, executive officers, and 10% Stockholders are also required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) forms that they file. To our knowledge based solely on a review of copies of forms submitted to us, or written representations from certain reporting persons we believe all required reports were filed on a timely basis during 2005.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows the Company to send a single set of its Annual Report and this Proxy Statement to any household at which two or more stockholders of the Company reside, if it believes that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce the Company’s expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instruction forms.

Stockholders that have previously received a single set of disclosure documents may request their own copy this year or in future years by contacting their bank, broker or other nominee record holder. The Company will also deliver a separate copy of the Annual Report and the Proxy Statement to any stockholder upon written request to Secure Computing Corporation, 4810 Harwood Road, San Jose, California 95124, Attention: Investor Relations, or upon oral request by calling (408) 979-6100.

ADDITIONAL MATTERS

The Annual Report of Secure Computing Corporation for the year ended December 31, 2005, including financial statements, is being mailed with this Proxy Statement.

As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of stockholders, it is intended that the shares of common stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

By Order of the Board of Directors

Dated: March 31, 2006

Appendix A

2002 STOCK INCENTIVE PLAN

OF

SECURE COMPUTING CORPORATION

1.	Purpose of this Plan

The purpose of this 2002 Stock Incentive Plan of Secure Computing Corporation is to enhance the long-term stockholder value of Secure Computing Corporation by offering opportunities to eligible individuals to participate in the growth in value of the equity of Secure Computing Corporation.

2.	Definitions and Rules of Interpretation

2.1    Definitions.    This Plan uses the following defined terms:

(a)    “Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b)    “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c)    “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Options, Stock Awards, Shares or Option Shares.

(d)    “Award” means an Option or a Stock Award granted in accordance with the terms of the Plan.

(e)    “Award Agreement” means a Stock Award Agreement and/or Option Agreement.

(f)    “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g)    “Board” means the board of directors of the Company.

(h)    “Code” means the Internal Revenue Code of 1986, as amended.

(i)    “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(j)    “Company” means Secure Computing Corporation, a Delaware corporation.

(k)    “Company Director” means a member of the Board.

(l)    “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(m)    “Director” means a member of the board of directors of the Company or an Affiliate.

(n)    “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 11.5.

(o)    “Effective Date” means the effective date of this Plan.

(p)    “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an

Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation, or otherwise. A Participant shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Participant’s Options or Stock Awards under Section 11. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(q)    “Event” means any transaction or event that the Board specifies as an Event under Section 11.4.

(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)    “Executive” means, if the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under to Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) any officer elected or appointed by the Board, or (iii) any beneficial owner of more than 10% of any class of the Company’s equity securities.

(t)    “Expiration Date” means, with respect to an Option, the date stated in the Option Agreement as the expiration date of the Option or, if no such date is stated in the Option Agreement, then the last day of the maximum exercise period for the Option, disregarding the effect of an Optionee’s Termination or any other event that would shorten that period.

(u)    “Fair Market Value” means the value of Shares as determined under Section 20.2.

(v)    “Fundamental Transaction” means any transaction or event described in Section 11.3.

(w)    “Grant Date” means the date the Administrator approves the grant of an Option. However, if the Administrator specifies that an Option’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Option is that future date or the date that the condition is satisfied.

(x)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Option Agreement for that Option.

(y)    “Incumbent Board” shall have the meaning set forth in Section 11.4.

(z)    “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(aa)    “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(bb)    “Option” means an option to purchase Shares of the Company granted under this Plan.

(cc)    “Option Agreement” means the document evidencing the grant and terms and conditions of an Option.

(dd)    “Option Price” means the price payable under an Option to purchase the Shares covered thereby, not including any amount payable in respect of withholding or other taxes.

(ee)    “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(ff)    “Optionee” means: (i) a person to whom an Option has been granted, including a holder of a Substitute Option, (ii) a person to whom an Option has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 18, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 18.2.

(gg)    “Outstanding Company Common Stock” shall have the meaning set forth in Section 11.4.

(hh)    “Outstanding Company Voting Securities” shall have the meaning set forth in Section 11.4.

(ii)    “Participant” means any holder of one or more Options or Stock Awards or the Shares issuable or issued upon exercise of such Options or Stock Awards under the Plan.

(jj)    “Plan” means this 2002 Stock Incentive Plan of Secure Computing Corporation.

(kk)    “Qualified Domestic Relations Order” means a judgment, order, or decree meeting the requirements of Section 414(p) of the Code except that references to the “plan” in that definition shall be to this Plan.

(ll)    “Qualifying Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any Affiliate’s or business unit’s strategic plan); (xxiii) improvement in workforce diversity, and (xxiv) any other similar criteria as may be determined by the Administrator. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements.

(mm)    “Reverse Vesting” means that an Option is or was fully exercisable but that, subject to a “reverse” vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 18.2(a), with the Company’s right of repurchase expiring in accordance with a “forward” vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or other vesting schedule described in the Option Agreement.

(nn)    “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act including any successor provisions.

(oo)    “Securities Act” means the Securities Act of 1933, as amended.

(pp)    “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 11.

(qq)    “Stock Appreciation Right” means a right to receive cash and/or Shares based on a change in the Fair Market Value of a specific number of Shares granted under Section 10.

(rr)    “Stock Award” means a Stock Grant, a Stock Unit or a Stock Appreciation Right granted under Sections 9 or 10 below or other similar awards granted under the Plan (including phantom stock rights).

(ss)    “Stock Award Agreement” means a written agreement, the form(s) of which shall be approved from time to time by the Administrator, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(tt)    “Stock Grant” means the award of a certain number of Shares granted under Section 9 below.

(uu)    “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise explicitly provided for by the Administrator.

(vv)    “Substitute Award” means an Award granted in substitution for, or upon the conversion of, an option or stock award granted by another entity to purchase equity securities in the granting entity.

(ww)    “Termination” means that the Participant has ceased to be, with or without any cause or reason, an Employee, Director, or Consultant. However, unless so determined by the Administrator, “Termination” shall not include a change in status from an Employee, Consultant, or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2    Rules of Interpretation.    Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

3.	Shares Subject to this Plan; Term of this Plan

3.1    Number of Award Shares.    Subject to adjustment under Section 11, the maximum number of Shares that may be issued under this Plan is 5,000,000. If an Award is terminated, expires, or otherwise becomes unexercisable without having been exercised in full or otherwise without the Shares covered by the Award having been issued in full, the unpurchased or unissued Shares that were subject to the Award shall revert to this Plan and shall again be available for future issuance under this Plan. Any Shares of Common Stock which are retained by the Company upon exercise of an Award issued under the Plan in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such exercise, purchase or issuance shall continue to be available for future issuance under the Plan. Shares actually issued under this Plan shall not be available for re-grant even if repurchased by or forfeited to the Company.

3.2    Source of Shares.    Shares may be authorized but unissued Shares.

3.3    Term of this Plan

(a)    This Plan shall be effective on the date it is approved by the Board. If the Company’s stockholders do not approve this Plan within 12 months after the Board approves this Plan, then no Incentive Stock Option may be granted under this Plan.

(b)    This Plan has no set termination date. However, it may be terminated as provided in Section 16. Moreover, no Incentive Stock Option may be granted after the time described in Section 7(b).

4. Administration

4.1    General.

(a)    The Board shall have ultimate responsibility for administering this Plan. To the extent permitted by Applicable Law, the Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. In addition, to the extent permitted by Applicable Law, the Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan references the Administrator, the action may be taken or determination made by the Board, the Committee, or other Administrator.

However, only the Board or the Committee may approve grants of Options to Executives, and an Administrator other than the Board or the Committee may grant Options only within guidelines established by the Board or the Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b)    So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act and to the extent necessary or helpful to comply with Applicable Law with respect to officers subject to Section 16 of the Exchange Act and/or others, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and who are “outside directors” as defined in Section 162(m) of the Code.

4.2    Authority of Administrator.    Subject to the other provisions of this Plan, the Administrator shall have the authority:

(a)    to grant Awards, including Substitute Awards;

(b)    to determine the Fair Market Value of Shares;

(c)    to determine the Option Price of Options;

(d)    to select the Participants to whom Awards may be granted hereunder;

(e)    to determine the times Options and Stock Awards are granted;

(f)    to determine the number of Shares subject to each Option or Stock Award;

(g)    to determine the types of payment that may be used to purchase Shares subject to Awards;

(h)    to determine the types of payment that may be used to satisfy withholding tax obligations;

(i)    to determine the other terms of each Option or Stock Award, including but not limited to: the time or times at which Options or Stock Awards may vest, be exercised or settled, or become nonforfeitable (including any acceleration related to such terms), whether and under what conditions an Option or Stock Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option and any other conditions that are to apply to the Award;

(j)    to modify or amend any Option or Stock Award;

(k)    to authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l)    to determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m)    to interpret this Plan and any Award Agreement or document related to this Plan;

(n)    to correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Option Agreement or Stock Award Agreement or any other document related to this Plan;

(o)    to adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p)    to adopt, amend, and revoke rules and procedures relating to the operation and administration of this Plan to accommodate non-U.S. Participants and the requirements of Applicable Law such as: (i) rules and procedures regarding the conversion of local currency, withholding procedures and the handling of stock certificates to comply with local practice and requirements, and (ii) sub-plans and Plan addenda for non-U.S. Participants;

(q)    to determine whether a transaction or event should be treated as an Event, a Divestiture or neither;

(r)    to determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as an Event or a Divestiture, then the effect of that Event or Divestiture; and

(s)    to make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3    Scope of Discretion.    Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right, or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions the Board, the Committee, or other Administrator need not treat all persons eligible to receive Awards, all Participants, all Awards or all Shares subject to Awards the same way. However, the discretion of the Board, the Committee, or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Participants by Award Agreements and other agreements.

5.	Persons Eligible to Receive Awards

5.1    Eligible Individuals.    Options and Stock Awards may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate, provided that Incentive Stock Options many only be granted to Employees, as provided in Section 7(g).

5.2    Section 162(m) Limitation.    So long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code, no Employee or prospective Employee may be granted one or more Options or Stock Awards within any fiscal year of the Company to purchase more than 750,000 Shares, subject to adjustment under Section 11. If an Award is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Award shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 5.2.

6.	Terms and Conditions of Options

The following rules apply to all Options:

6.1    Price.    No Option may have an Option Price less than 50% of the Fair Market Value of the Shares on the Grant Date. No Option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

6.2    No Option Repricings.    Other than in accordance with Section 11, Options may not be repriced, replaced, re-granted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, re-grant or modification would be to reduce the effective Option Price of the Options.

6.3    Term.    No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than 10 years after its Grant Date. The term of an Incentive Stock Option shall be subject to Sections 7(a) and 7(e).

6.4    Vesting.

(a)    Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment, or consultancy begins, or a different date specified in the Option Agreement. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. The vesting of Incentive Stock Options shall be subject to Section 7(c).

(b)    The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Optionee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Optionee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Optionee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

6.5    Form of Payment

(a)    The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b)    Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c)    In addition, the Administrator may permit payment of the Option Price to be made by any of the following methods:

(i)    other Shares, or the designation of other Shares, which (A) if required to avoid the Company’s incurring adverse accounting charges, in the case of Shares acquired upon exercise of an option (whether or not under this Plan) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principals (generally, mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii)    provided that a public market exists for the Shares, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) under which the Optionee irrevocably elects to exercise the Option and the NASD Dealer irrevocably commits to forward an amount equal to the Option Price plus any applicable withholding taxes, directly to the Company, upon receipt of the Option Shares (a “Cashless Exercise”);

(iii)    cancellation of any debt owed by the Company or by any Affiliate to the Optionee, including, without limitation, waiver of compensation due or accrued for services previously rendered to the Company; and

(iv)    any combination of the methods of payment permitted by any paragraph of this Section 6.5.

(d)    The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

6.6    Nonassignability of Nonstatutory Options.    Except as set forth in any Option Agreement or as determined by the Administrator, no Nonstatutory Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution; provided however, Nonstatutory Options may be transferred and exercised in accordance with a Qualified Domestic Relations Order and Nonstatutory Options may be exercised by a guardian or conservator appointed to act for the Optionee. Notwithstanding the foregoing, Nonstatutory Options may be transferred by instrument to an inter vivos or testamentary trust in which the Nonstatutory Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to “Immediate Family Members” (as defined below) of the Optionee. “Immediate

Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests. Incentive Stock Options may only be assigned subject to Section 7(h).

7.	Incentive Stock Options

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a)    The Expiration Date of an Incentive Stock Option shall not be later than 10 years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of 10 years from its Grant Date.

(b)    No Incentive Stock Option may be granted more than 10 years from the date this Plan was approved by the Board.

(c)    Options intended to be Incentive Stock Options that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including Incentive Stock Options granted under this Plan, may not become exercisable at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an Option becomes exercisable with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the Administrator specifies otherwise in the related agreement governing the Option, this limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be Incentive Stock Options as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to become exercisable before its original vesting or exercisability date or cause an Incentive Stock Option that has already vested or become exercisable to cease to be vested or exercisable.

(d)    In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.5(b), that right must be stated in the Option Agreement relating to that Incentive Stock Option.

(e)    Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f)    The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g)    Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i).

(h)    No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee.

(i)    An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(c) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, but is not exercised within, the one year period provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, but is not exercised within, one year after the Optionee’s Termination.

(j)    An Incentive Stock Option may be modified by the Board.

8.	Exercise of Options

8.1    In General.    An Option shall be exercisable in accordance with this Plan, the Option Agreement under which it is granted, and as prescribed by the Administrator.

8.2    Time of Exercise.    An Option shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Option may not be exercised for a fraction of a Share.

8.3    Issuance of Option Shares.    The Company shall issue Option Shares in the name of the person properly exercising the Option. If the Optionee is that person and so requests, the Option Shares shall be issued in the name of the Optionee and the Optionee’s spouse. The Company shall endeavor to issue Option Shares promptly after an Option is exercised. However, until Option Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, no right to vote or receive dividends or other distributions, and no other rights as a stockholder, shall exist with respect to the Option Shares, even though the Optionee has completed all the steps necessary to exercise the Option. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Option Shares are issued, except as provided in Section 11.

8.4    Termination

(a)    In General.    Except as provided in an Option Agreement or in writing by the Administrator, and as otherwise provided in Sections 8.4(b), (c), (d), (e), (f), (g) and (h), after an Optionee’s Termination the Optionee’s Options shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months (or such other period of time as is determined by the Administrator) after the Termination, but in no event after the Expiration Date. To the extent the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

(b)    Leaves of Absence.    Unless otherwise provided in the Option Agreement, no Option may be exercised more than three months (or such other period of time as is determined by the Administrator) after the beginning of a leave of absence, other than a personal, medical or military leave approved by the Administrator with employment guaranteed upon return.

(c)    Death or Disability.    Unless otherwise provided by the Administrator or in the Option Agreement, if an Optionee’s Termination is due to death or disability (as determined by the Administrator with respect to Nonstatutory Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Options of that Optionee to the extent they are vested at the date of that Termination may be exercised for one year (or such other period of time as is determined by the Administrator) after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Option may be exercised as provided in Section 19. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Optionee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Optionee. Death or disability occurring after an Optionee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

(d)    Divestiture.    If an Optionee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 11.3 or 11.5.

(e)    Retirement.    Unless otherwise provided in the Option Agreement or by the Administrator in writing, if an Optionee’s Termination is due to the Optionee’s retirement in accordance with the Company’s or an Affiliate’s retirement policy, all Options of that Optionee to the extent they are vested at the Optionee’s date of retirement may be exercised for three months (or such other period of time as is determined by the Administrator) after the Optionee’s date of retirement, but in no event after the Expiration Date. To the extent the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

(f)    Severance Programs.    Unless otherwise provided in the Option Agreement or by the Administrator in writing, if an Optionee’s Termination results from participation in a voluntary severance incentive program of the Company or an Affiliate approved by the Board, all Options of that Employee to the extent they are vested at the time of that Termination shall be exercisable for three months (or such other period of time as is determined by the Administrator) after the Optionee’s Termination, but in no event after the Expiration Date. If the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

(g)    Termination for Cause.    If an Optionee’s Termination is due to Cause (as defined below), all of the Optionee’s Options shall automatically terminate and cease to be exercisable at the time of such termination and all Options exercised after the first event constituting Cause may be rescinded by the Administrator. “Cause” means breach of any provision of a Key Employment Agreement, Secure Computing Corporation Employment Agreement or any other agreement between the Company or any of its Affiliates and an Optionee, employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Optionee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine “Cause” based on the Administrator’s good faith belief. If the Optionee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

9.	Stock Grants and Stock Unit Awards. Each Stock Award Agreement reflecting the issuance of a Stock Grant or Stock Unit shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of such agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each such agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

9.1    Consideration.    A Stock Grant or Stock Unit may be awarded in consideration for such property or services as is permitted under Applicable Law, including for past services actually rendered to the Company or an Affiliate for its benefit.

9.2    Vesting.    Shares of Common Stock awarded under an agreement reflecting a Stock Grant and a Stock Unit award may, but need not, be subject to a share repurchase option, forfeiture restriction or other conditions in favor of the Company in accordance with a vesting or lapse schedule to be determined by the Administrator.

9.3    Termination.    In the event of a Participant’s Termination, the Company may reacquire any or all of the Shares held by the Participant which have not vested or which are otherwise subject to forfeiture or other conditions as of the date of Termination under the terms of the Stock Award Agreement.

9.4    Transferability.    Except as determined by the Board and reflected in the Stock Award Agreement, no rights to acquire Shares under a Stock Grant or a Stock Unit shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

10.	Stock Appreciation Rights

10.1    In General.    Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Administrator may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Stock Award Agreement.

10.2    Exercise of Stock Appreciation Right.    Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the grant date of the Shares covered by the exercised portion of the Stock Appreciation Right (or if reflected in the Stock Award Agreement, such other amount calculated with respect to Shares subject to the award as the Administrator may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Administrator and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

10.3    Transferability.    Except as determined by the Board and reflected in the Stock Award Agreement, no Stock Appreciation Rights shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

11.	Certain Transactions and Events

11.1    In General.    Except as provided in this Section 11, no change in the capital structure of the Company, merger, sale, or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 11.

11.2    Changes in Capital Structure.    In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or an Event), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Awards that may be granted to any individual under this Plan, including under Section 5.2 of this Plan, (c) the Option Price or Stock Award price, if any, and number and class of securities issuable under each outstanding Award, and (d) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board in its sole and absolute discretion. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security.

11.3    Fundamental Transactions.    If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution in exchange for Awards of awards on equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an “assumption” of Options) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and/or exercisability and termination of any restrictions of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of a Fundamental Transaction or event but then terminate, (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Participants, and (d) either arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares. The Board need not adopt the same rules for each Award or each Participant.

11.4    Events.    The majority of the “Incumbent Board” (as defined below) may also, but need not, specify that other transactions or events constitute an “Event,” as set forth below. In connection with an Event, notwithstanding any other provision of this Plan, the Incumbent Board may take any one or more of the actions described in Section 11.3. In addition, the Incumbent Board may extend the date for the exercise of Options (but not beyond their original Expiration Date). The Incumbent Board need not adopt the same rules for each Award or each Participant. Examples of transactions or events that the Incumbent Board may treat as an Event are:

(1)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% (except for acquisitions by any individual, entity or group that, prior to the Effective Date, owns 20% or more of any class of capital stock of the Company) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute an Event:

(A)    any acquisition of voting securities of the Company directly from the Company,

(B)    any acquisition of voting securities of the Company by the Company or any of its wholly owned “Subsidiaries” (as defined in Section 424 of the Code),

(C)    any acquisition of voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

(D)    any acquisition by any corporation with respect to which, immediately following such acquisition, more than 60% of respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(2)    Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Company Director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Company Directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11;

(3)    Approval by the stockholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(4)    Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

Notwithstanding the above, an Event shall not be deemed to occur with respect to a Participant if the acquisition of the 20% or greater interest referred to in paragraph (1) is by a group, acting in concert, that includes that Participant or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or sale or other disposition of assets referred to in paragraphs (3) or (4) by a group, acting in concert, that includes that Participant.

11.5    Divestiture.    If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board, in its sole and absolute discretion, may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 11.3 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Participant.

11.6    Dissolution.    If the Company adopts a plan of dissolution, the Board may, in its sole and absolute discretion, cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on

Award Shares to lapse upon completion of the dissolution. To the extent not exercised or settled before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate just before the dissolution is completed. The Board need not adopt the same rules for each Award or each Participant.

11.7    Cut-Back to Preserve Benefits.    If the Administrator determines that the net after-tax amount to be realized by any Participant, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Participant in connection with any transaction or event addressed in this Section 11, would be greater if one or more of those steps were not taken with respect to that Participant’s Awards or Award Shares, then and to that extent one or more of those steps shall not be taken.

11.8    Substitute Awards.     The Board may cause the Company to grant Substitute Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Unless and to the extent specified otherwise by the Board, Substitute Awards shall have the same terms and conditions as the options they replace, except that (subject to Section 11) Substitute Awards shall be Awards to purchase Shares rather than equity securities of the granting entity and shall have an exercise or purchase price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

12.	Withholding and Tax Reporting

12.1    Tax Withholding Option

(a)    General.    Whenever Award Shares are granted, vest, transferred, purchased, issued or become free of restrictions, the Company may require the Participant to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Participant or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Participant has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b)    Method of Payment.    The Participant shall pay any required withholding using the forms of consideration described in Section 6.5(b), except that, in the discretion of the Administrator, the Company may also permit the Participant to use any of the forms of payment described in Section 6.5(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld shall not exceed the amount determined by the applicable minimum statutory withholding rates and shall be determined as of the date that the amount of tax to be withheld or tendered for this purpose is to be determined.

12.2    Reporting of Dispositions.    Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator in writing of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

13.	Consulting or Employment Relationship

Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (a) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Participant at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (b) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

14.	Section 162(m) Compliance

Any Stock Award (other than an Option or any other Stock Award having a purchase price equal to 100% of the Fair Market Value on the date such Award is made) that is intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Qualifying Performance Criteria. Notwithstanding anything to the contrary herein, the Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code as required under applicable regulations and to conform the procedures related to the Award to the requirements of Section 162(m) of the Code and may reduce the number of Shares granted or amount of cash or other property to which a Participant may otherwise have been entitled with respect to an Award designed to qualify as performance-based compensation under Section 162(m) of the Code.

15.	Compliance with Law

The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Laws, including all applicable securities laws. Awards may not be exercised or settled, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Options may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Option Shares, or (b) in the opinion of legal counsel to the Company, those Option Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The Company is under no requirement to register any Award Shares, and the failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise or settlement of any Award or the transfer of any Award Shares, the Company may require the Participant to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

16.	Amendment or Termination of this Plan or Outstanding Awards

16.1    Amendment and Termination.    The Board may at any time amend, suspend, or terminate this Plan.

16.2    Stockholder Approval.    The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Laws or with the requirements applicable to the grant of Options intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan. In addition, unless approved by the stockholders of the Company, no amendment shall be made that would result in a repricing of Options by (x) reducing the exercise price of outstanding Options or (y) canceling an outstanding Option held by a Participant and re-granting to the Participant a new Option with a lower exercise price, in either case other pursuant to Section 11 of the Plan.

16.3    Effect.    No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Participant unless the affected Participant consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Administrator determines in its sole and absolute discretion that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan, or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 11, is in the best interests of the Company or its stockholders. The Administrator may, but need not, take the tax consequences to affected Participants into consideration in acting under the preceding sentence. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination or Award Shares issued under such Awards even if those Award Shares are issued after the termination.

17.	Reserved Rights

17.1    Nonexclusivity of this Plan.    This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

17.2    Unfunded Plan.    This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Participant shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligation shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligation.

18.	Special Arrangements Regarding Award Shares

18.1    Escrows and Pledges.    To enforce any restrictions on Award Shares including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

18.2    Repurchase Rights

(a)    Reverse Vesting.    If an Option is subject to Reverse Vesting, the Company shall have the right, during the seven months after the Optionee’s Termination, to repurchase any or all of the Option Shares that were unvested as of the date of that Termination, for a price equal to the lower of: (i) the Option Price for such Shares, minus the amount of any cash dividends paid or payable with respect to the Option Shares for which the record date precedes the repurchase, and (ii) the Fair Market Value of those Option Shares as of the date of the Termination. The repurchase price shall be paid in (i) cash, (ii) if the Option Shares were purchased in whole or in part for a promissory note, cancellation of indebtedness under that note, (iii) cancellation of any indebtedness owed by the Optionee to the Company or any Affiliate, or (iv) a combination of those means. The Company may assign this right of repurchase.

(b)    Procedure.    The Company or its assignee may choose to give the Optionee a written notice of exercise of its repurchase rights under this Section 18.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Option Shares. The Company must, however, tender the repurchase price during the period specified in this Section 18.2 for exercising its repurchase rights in order to exercise such rights.

19.	Beneficiaries

A Participant may file a written designation of one or more beneficiaries who are to receive the Participant’s rights under the Participant’s Awards after the Participant’s death. A Participant may change such a designation at any time by written notice. If a Participant designates a beneficiary, the beneficiary may exercise the Participant’s Awards after the Participant’s death. If a Participant dies when the Participant has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Participant’s estate to exercise the Award or, if there is none, the person entitled to exercise the Award under the Participant’s will or the laws of descent and distribution. In any case, no Option may be exercised after its Expiration Date.

20.	Miscellaneous

20.1    Governing Law.    This Plan and all determinations made and actions taken under this Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

20.2    Determination of Value.    Fair Market Value shall be determined as follows:

(a)    Listed Stock.    If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

(b)    Stock Quoted by Securities Dealer.    If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c)    No Established Market.    If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

20.3    Reservation of Shares.    During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

20.4    Electronic Communications.    Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

20.5    Notices.    Unless the Administrator specifies otherwise, any notice to the Company under any Award Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 20.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

APPENDIX B

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors of Secure Computing Corporation

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Secure Computing Corporation (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and the effectiveness of the Company’s internal control over financial reporting. Notwithstanding the foregoing, however, the Committee is not responsible for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the applicable rules and regulations (the “Regulations”) of the SEC, and shall meet the independence and financial literacy requirements of the Nasdaq. At least one member of the Committee shall be an “audit committee financial expert,” as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1.    Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2.    Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3.    Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4.    Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5.    Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors, and other material written communication between the independent auditors and management, and discuss these matters with the independent auditor and management.

6.    Meet with management and the independent auditor, together and separately, to discuss the annual financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, and the report of the independent auditor thereon prior to the filing of the Company’s Annual Report on Form 10-K, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal controls, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit, and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

7.    Review and discuss with management and the independent auditor management’s report on internal control over financial reporting, and the independent auditor’s audit of the effectiveness of the Company’s internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

8.    Review the management letter delivered by the independent auditor in connection with the audit.

9.    Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report on Form 10-K.

10.    Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

11.    Meet at least once each year in separate executive sessions with management and with the independent auditor separately to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12.    Have such direct and independent interaction with members of management, including the Company’s chief financial officer and vice president of finance, as the Committee believes appropriate.

13.    Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor or management.

14.    Maintain written minutes of its meetings, and provide such minutes to the Board, and report to the Board on any significant matters arising from the Committee’s work.

15.    At least annually, evaluate the performance of the Committee, review and reassess this Charter and, if appropriate, recommend changes to the Board.

16.    Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

17.    Conduct or authorize such inquires into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

18.    Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.    Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.20. Review and approve all related party transactions.

Authority

By adopting this Charter, the Board delegates to the Committee full and authority in its discretion to:

1.    Perform each of the responsibilities of the Committee described above.

2.    Appoint a chair of the Committee, unless a chair is designated by the Board.

3.    Engage and oversee independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4.    Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the Committee that are necessary and appropriate in carrying out its duties.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 17, 2006

10:00 a.m. PDT

The Toll House Hotel

140 South Santa Cruz Avenue

Los Gatos, California 95030

Secure Computing Corporation 4810 Harwood Road, San Jose, California 95124	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 17, 2006.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 through 3.

By signing the proxy, you revoke all prior proxies and appoint John McNulty and Mary Budge, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK EASY IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 (noon) (CT) on May 16, 2006.
•	Please have your proxy card and the last four digits of your Social Security Number or Taxpayer Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/scur/ — QUICK EASY IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 (noon) (CT) on May 16, 2006.
•	Please have your proxy card and the last four digits of your Social Security Number or Taxpayer Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Secure Computing, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò  Please detach here  ò

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of Directors:	01 Robert J. Frankenberg 02 John McNulty 03 James Jordan	☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees
(except as marked)
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To approve an amendment to the 2002 Stock Incentive Plan to increase the number of shares available for issuance by 1,500,000 shares;	☐ For	☐ Against	☐ Abstain

3. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the company.	☐ For	☐ Against	☐ Abstain

In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Dated: , 2006

Signature(s) in Box

Please sign exactly as your name(s) appear on proxy. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.